UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

June 23, 2005

DiamondRock Hospitality Company

(Exact name of registrant as specified in charter)

Maryland	001-32514	20-1180098
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10400 Fernwood Road, Suite 300

Bethesda, MD 20817

(Address of Principal Executive Offices) (Zip Code)

(301) 380-7100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement.

On June 23, 2005, the purchase and sale agreement with regard to our acquisition of Frenchman’s Reef & Morning Star Marriott Beach Resort, one of the hotels included in the Capital Hotel Investment Portfolio, was amended and restated. See the disclosure under Item 2.01, which is incorporated herein by reference.

ITEM 2.01. Completion of Acquisition or Disposition of Assets.

Capital Hotel Investment Portfolio

On June 23, 2005, DiamondRock Hospitality Company (“DiamondRock”) completed the acquisition of a portfolio of four full-service hotels (the “Capital Hotel Investment Portfolio”) from an affiliate of Capital Hotel Investments, LLC for a contractual purchase price of $315.0 million. The Capital Hotel Investment Portfolio consists of the Marriott Los Angeles Airport (Los Angeles, California), Renaissance Worthington (Fort Worth, Texas), Marriott Atlanta Alpharetta (Alpharetta, Georgia) and Frenchman’s Reef & Morning Star Marriott Beach Resort (U.S. Virgins Islands). The hotels will continue to be managed by subsidiaries of Marriott International, Inc. Additional information regarding the acquisition is set forth under the heading “Our Properties—Our Acquisition Properties” beginning on page 95 of the Prospectus included in DiamondRock’s Registration Statement on Form S-11/A (File No. 333-123065) filed May 25, 2005, which is incorporated herein by reference.

The foregoing summary of our acquisition of the Capital Hotel Investment Portfolio is qualified in its entirety by the full terms and conditions of the purchase and sale agreement, as amended, for each of the four hotel properties comprising the portfolio. For a copy of these purchase and sale agreements, as amended, see Exhibit 2.1 to this Form 8-K and Exhibits 10.22 through 10.24 and 10.26 to DiamondRock’s Registration Statement on Form S-11/A (File No. 333-123065) filed May 25, 2005, which agreements are incorporated herein by reference.

Vail Marriott Mountain Resort & Spa

On June 25, 2005, DiamondRock completed the acquisition of the Vail Marriott Mountain Resort & Spa from Vail Resorts, Inc. for a contractual purchase price of $62.0 million. Additional information regarding the acquisition is set forth under the heading “Our Properties—Our Acquisition Properties” beginning on page 95 of the Prospectus included in DiamondRock’s Registration Statement on Form S-11/A (File No. 333-123065) filed May 25, 2005, which is incorporated herein by reference.

In addition, the foregoing summary of our acquisition of the Vail Marriott Mountain Resort & Spa is qualified in its entirety by the full terms and conditions of the purchase and sale agreement, as amended. For a copy of the purchase and sale agreement, as amended, see Exhibits 10.25 and 10.27 to DiamondRock’s Registration Statement on Form S-11/A (File No. 333-123065) filed May 25, 2005, which agreements are incorporated herein by reference.

ITEM 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On June 23, 2005, we funded the purchase price of the Capital Hotel Investment Portfolio with a portion of the net proceeds from our initial public offering and the balance of the purchase price through two mortgage loans obtained from Wachovia Bank, National Association, aggregating $140.0 million ($82.6 in connection with the Marriott Los Angeles Airport and $57.4 million in connection with the Renaissance Worthington). Each loan is secured by a first mortgage lien on the applicable hotel. We expect that Wachovia will securitize the loans.

We will pay interest on the loans at a fixed rate equal to 5.30%, in the case of the Marriott Los Angeles Airport, and 5.40%, in the case of the Renaissance Worthington. Until August 11, 2009 with respect to the Renaissance Worthington loan, we will only pay interest. From and after August 11, 2009 with respect to the Renaissance Worthington loan, we will pay interest and principal, with the amount of principal being determined based upon a 30-year amortization schedule. The Marriott Los Angeles Airport loan is interest only for the full term. For each loan, we will be obligated to repay all unpaid principal on July 11, 2015. Each loan will be non-recourse to us, although, upon the occurrence of certain events such as the property owner’s voluntary bankruptcy or in the event we interfere with Wachovia Bank, National Association’s exercise of its remedies if we default on our obligations under the loan, DiamondRock Hospitality Limited Partnership, our operating partnership, and our existing taxable REIT subsidiary, Bloodstone TRS, Inc. (“Bloodstone”), will have personal liability to Wachovia Bank, National Association to repay the loan. Our operating partnership and Bloodstone are also personally liable for losses the lender may suffer in certain situations, including those relating to conduct customarily identified as exceptions to the non-recourse nature of mortgage loans. We will not be permitted to have any other mortgage financing on the Marriott Los Angeles Airport or the Renaissance Worthington until we have repaid the applicable loan.

Defeasance of each of the loans is not permitted until the earlier of (i) two years after securitization or (ii) four years after the closing date. Thereafter, we may pay a defeasance deposit in lieu of prepayment of the debt. Prepayment in full will be permitted at par on or after April 11, 2015.

ITEM 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Financial statements for the Capital Hotel Investment Portfolio are incorporated by reference to pages F-117 through F-131 of the Prospectus included in DiamondRock’s Registration Statement on Form S-11/A (File No. 333-123065) filed May 25, 2005.

To the extent required by this item, financial statements for the Vail Marriott Mountain Resort & Spa will be filed as an amendment to this report on Form 8-K/A as soon as practicable but in any event no later than 71 calendar days after the date on which this initial Form 8-K is filed.

(b) Pro Forma Financial Information.

Incorporated by reference to pages F-5 through F-19 of the Prospectus included in DiamondRock’s Registration Statement on Form S-11/A (File No. 333-123065) filed May 25, 2005.

(c) Exhibits.

The following exhibits are filed as part of, or incorporated by reference, into this Form 8-K.

Exhibit No.	Description
2.1	Amended and Restated Purchase Agreement by and among DiamondRock Frenchman’s Holdings, LLC, Capital Hotel Investments Financing I, LLC, BCM/CHI Cayman Islands, Inc. and BCM/CHI Frenchman’s Reef, Inc. dated June 23, 2005

2.2	Purchase and Sale Agreement, by and among BCM/CHI Lax Owner, LLC and BCM/CHI LAX Tenant, Inc., and DiamondRock Hospitality Company dated May 3, 2005*

2.3	Purchase and Sale Agreement, by and among BCM/CHI Alpharetta Owner, LLC and BCM/CHI Alpharetta Tenant, Inc., and DiamondRock Hospitality Company dated May 3, 2005*

2.4	Purchase and Sale Agreement, by and among BCM/CHI Worthington Owner, L.P. and BCM/CHI Worthington Tenant, Inc., and DiamondRock Hospitality Company dated May 3, 2005*

2.5	Amendment to Purchase and Sales Agreements, dated May 6, 2005, by and among DiamondRock Hospitality Company and BCM/CHI Cayman Islands, Inc., BCM/CHI Frenchman’s Reef, Inc., BCM/CHI Lax Owner, LLC and BCM/CHI LAX Tenant, Inc., BCM/CHI Alpharetta Owner, LLC and BCM/CHI Alpharetta Tenant, Inc., BCM/CHI Worthington Owner, L.P. and BCM/CHI Worthington Tenant, Inc.*

23.1	Consent of KPMG LLP

*	Incorporated by reference to DiamondRock’s Registration Statement on Form S-11/A (File No. 333-123065) filed May 25, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMONDROCK HOSPITALITY COMPANY

Date: June 29, 2005	By:	/s/ Sean M. Mahoney
Sean M. Mahoney
Chief Accounting Officer and Corporate Controller

EXHIBIT INDEX

Exhibit No.	Description
2.1	Amended and Restated Purchase Agreement by and among DiamondRock Frenchman’s Holdings, LLC, Capital Hotel Investments Financing I, LLC, BCM/CHI Cayman Islands, Inc. and BCM/CHI Frenchman’s Reef, Inc. dated June 23, 2005

2.2	Purchase and Sale Agreement, by and among BCM/CHI Lax Owner, LLC and BCM/CHI LAX Tenant, Inc., and DiamondRock Hospitality Company dated May 3, 2005*

2.3	Purchase and Sale Agreement, by and among BCM/CHI Alpharetta Owner, LLC and BCM/CHI Alpharetta Tenant, Inc., and DiamondRock Hospitality Company dated May 3, 2005*

2.4	Purchase and Sale Agreement, by and among BCM/CHI Worthington Owner, L.P. and BCM/CHI Worthington Tenant, Inc., and DiamondRock Hospitality Company dated May 3, 2005*

2.5	Amendment to Purchase and Sales Agreements, dated May 6, 2005, by and among DiamondRock Hospitality Company and BCM/CHI Cayman Islands, Inc., BCM/CHI Frenchman’s Reef, Inc., BCM/CHI Lax Owner, LLC and BCM/CHI LAX Tenant, Inc., BCM/CHI Alpharetta Owner, LLC and BCM/CHI Alpharetta Tenant, Inc., BCM/CHI Worthington Owner, L.P. and BCM/CHI Worthington Tenant, Inc. *

23.1	Consent of KPMG LLP

*	Incorporated by reference to DiamondRock’s Registration Statement on Form S-11/A (File No. 333-123065) filed May 25, 2005.